                                                                    Exhibit 10.3

             FIRST AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO
           PLEDGE AGREEMENT; AND FIRST AMENDMENT TO SECURITY AGREEMENT

          FIRST  AMENDMENT  TO  CREDIT  AGREEMENT;  FIRST  AMENDMENT  TO  PLEDGE
AGREEMENT;  AND  FIRST  AMENDMENT  TO  SECURITY  AGREEMENT  (collectively,  this
"AMENDMENT"),  dated  as of  October  1,  2004,  among  NUCO2  INC.,  a  Florida corporation (the "BORROWER"), the Lenders party thereto from time to time (each, a "LENDER" and,  collectively,  the "LENDERS"),  BNP PARIBAS,  as Administrative
Agent (in such  capacity,  the  "ADMINISTRATIVE  AGENT"),  and BNP  PARIBAS,  as
Collateral Agent under the Pledge Agreement and Security  Agreement  referred to below (in such capacity,  the "COLLATERAL  AGENT").  All capitalized  terms used herein and not otherwise  defined  herein shall have the meanings  provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

          WHEREAS,  the Borrower,  the Lenders and the Administrative  Agent are
parties  to a Credit  Agreement,  dated  as of  August  25,  2003  (the  "CREDIT
AGREEMENT");

          WHEREAS,  the  Borrower  and the  Administrative  Agent are party to a
Pledge Agreement, dated as of August 25, 2003 (the "PLEDGE AGREEMENT");

          WHEREAS,  the  Borrower  and the  Administrative  Agent are party to a
Security Agreement, dated as of August 25, 2003 (the "SECURITY AGREEMENT"); and

          WHEREAS,  the parties hereto wish to amend the Credit  Agreement,  the
Pledge Agreement,  the Security Agreement and Exhibit M to the Credit Agreement,
and the  Lenders  wish to grant  consents  to certain  provisions  of the Credit
Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.  AMENDMENTS TO CREDIT AGREEMENT.

          1. Section 1.01 of the Credit  Agreement is hereby further  amended by deleting  clause (b) thereof in its entirety and  inserting  the  following  new clause (b) in lieu thereof:

               "(b)  Subject  to and upon the  terms  and  conditions  set forth herein,  (A) each Lender with a B Term Loan  Commitment on the Initial
          Borrowing  Date  severally  agrees to make on such date,  and (B) each
          Lender  with a B Term Loan  Commitment  on the Pain  Acquisition  Date
          severally  agrees  to make on such  date,  in each  case,  a term loan
          (each,  a "B Term Loan" and,  collectively,  the "B Term  Loans"  and, together  with the A Term Loans,  the "Term  Loans") to the  Borrower, which B Term  Loans:  (i) shall be  incurred  pursuant  to two  single drawings,  the first of which shall be on the Initial  Borrowing  Date and the second of which shall be on the Pain  Acquisition  Date;  (ii)
          shall be denominated in Dollars;  (iii) except as hereafter  provided, shall,  at the option of the Borrower,  be incurred and maintained as,

          and/or converted into, Base Rate Loans or Eurodollar  Loans,  provided that (A) except as otherwise specifically provided in Section 1.10(b), all B Term Loans  comprising the same Borrowing  shall at all times be of the same Type,  and (B)  unless  either  the  Administrative  Agent otherwise  agrees in its sole  discretion or has  determined  that the
          Syndication  Date has occurred (at which time this clause (B) shall no longer be  applicable),  prior to the 90th day  following  the Initial
          Borrowing  Date, B Term Loans may only be incurred and  maintained as,
          and/or   converted  into,   Eurodollar  Loans  so  long  as  all  such
          outstanding  Eurodollar  Loans,  together with all  outstanding A Term
          Loans and Revolving Loans that are maintained as Eurodollar Loans, are subject to an Interest  Period of one month  which  begins and ends on the same day,  and (iv) shall not  exceed  for any such  Lender at the time of incurrence  thereof on the Initial  Borrowing Date or the Pain
          Acquisition Date, as the case may be, that aggregate  principal amount as is equal to the B Term Loan  Commitment of such Lender as in effect on the Initial  Borrowing  Date or the Pain  Acquisition  Date, as the
          case may be (before giving effect to the termination  thereof pursuant to Section 3.03(c)).  Once repaid, B Term Loans incurred hereunder may not be reborrowed.".

          2.  Section  1.09 of the  Credit  Agreement  is hereby  amended by (i)
inserting the words "or B Term Loans" immediately  following the first reference to the text "A Term Loans"  appearing  in clause  (vii) of said Section and (ii)
inserting the text "or B Term Loans, as the case may be," immediately  following the text "A Term Loans" in each other place such text appears in clause (vii) of said Section.

          3. Section 3.03(c) of the Credit Agreement is amended by inserting the following text prior to the period at the end of said Section:

          "; provided that,  notwithstanding  the foregoing,  the portion of the
          Total B Term Loan Commitment  effected pursuant to the First Amendment shall  terminate in its entirety on the Pain  Acquisition  Date (after giving effect to the incurrence of B Term Loans on such date).".

          4.  Section  4.01(a)  of the  Credit  Agreement  is hereby  amended by deleting  clauses (iv) and (v) thereof in their entirety and inserting the following text in lieu thereof:

               "(iv) each  voluntary  prepayment of Term Loans  pursuant to this
          Section  4.01(a) shall be applied to the A Term Loans and B Term Loans on a PRO RATA basis (with the A TL Percentage of the aggregate  amount of such  prepayment  to be applied as a prepayment of the A Term Loans and the B TL Percentage of the aggregate  amount of such prepayment to be applied as a prepayment of the B Term Loans); and

               (v) each  prepayment of A Term Loans and B Term Loans pursuant to this  Section  4.01(a)  shall  reduce  the  then  remaining  Scheduled
          Repayments of the respective Tranche of Term Loans on a PRO RATA basis
          (based upon the then remaining principal amount of each such Scheduled
          Repayment of the  respective  Tranche after giving effect to all prior reductions thereto).".

          5.  Section  4.01(b)  of the  Credit  Agreement  is hereby  amended by deleting the last sentence appearing in said Section and inserting the following sentence in lieu thereof:

               "Each  prepayment  of A Term Loans and B Term Loans  pursuant  to this  Section  4.01(b)  shall  reduce  the  then  remaining  Scheduled
          Repayments of the respective Tranche of Term Loans on a pro rata basis
          (based upon the then remaining principal amount of each such Scheduled
          Repayment of the  respective  Tranche after giving effect to all prior reductions thereto).".

          6. Section  4.02(b) of the Credit  Agreement is hereby  amended by (i)
inserting  the text "(i)"  immediately  following  the first  reference to "(b)"
appearing in said Section and (ii)  inserting  the  following new clause (ii) at the end of said Section:

               "(ii) In addition to any other mandatory  repayments  pursuant to this Section 4.02, on each date set forth below (each,  a "Scheduled B
          Repayment  Date"),  the  Borrower  shall be  required  to  repay  that principal amount of B Term Loans, to the extent then  outstanding,  as is set forth  opposite each such date below (each such  repayment,  as the same may be reduced as  provided  in Section  4.01(a),  4.01(b) or
          4.02(h),  a "Scheduled B Repayment" and,  together with the Schedule A
          Repayments, the "Scheduled Repayments"):

          Scheduled B Repayment Date                     Amount
          --------------------------                     ------
               December 31, 2004                         $57,500
               March 31, 2005                            $57,500
               June 30, 2005                             $57,500
               September 30, 2005                        $57,500
               December 31, 2005                         $57,500
               March 31, 2006                            $57,500
               June 30, 2006                             $57,500
               September 30, 2006                        $57,500
               December 31, 2006                         $57,500
               March 31, 2007                            $57,500
               June 30, 2007                             $57,500
               September 30, 2007                        $57,500
               December 31, 2007                         $57,500
               March 31, 2008                            $57,500
               June 30, 2008                             $57,500
               Term B Loan Maturity Date                 $22,137,500".

          7. Section  4.02(h) of the Credit  Agreement is hereby  amended by (i)
deleting the text "A"  immediately  preceding  the phrase "Term Loans" in clause
(i) of the first sentence  thereof,  (ii)  inserting the word "and"  immediately after the comma at the end of  sub-clause  (i) of the  first  sentence  thereof,
(iii)  deleting  all of the text  following  the  words  "Total  Revolving  Loan
Commitment"  appearing in sub-clause (y) of clause (ii) thereof  through the end of said Section and inserting the following text in lieu thereof:

          "). The amount of each principal repayment of Term Loans made pursuant to Sections  4.02(c),  (d),  (e), (f) and (g) shall be applied (i) pro rata to each Tranche of Term Loans (based upon the A TL  Percentage or
          B TL Percentage,  as the case may be, of the aggregate amount to be so applied) and (ii) to reduce the then remaining Scheduled Repayments of the  respective  Tranche of Term Loans on a pro rata basis (based upon the then remaining  principal  amounts of the Scheduled  Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto).".

          8.  Section  7.05(a)  of the  Credit  Agreement  is hereby  amended by inserting the following new clause (iii) at the end thereof:

               "(iii) The PRO FORMA  consolidated  balance sheet of the Borrower and its  Subsidiaries  at  September  30,  2004,  and  the  PRO  FORMA
          consolidated  statement of income of the Borrower and its Subsidiaries for the twelve  months ended  September  30, 2004,  in each case after giving  effect to the Pain  Acquisition  and the  financing  therefor, copies of which have been  furnished to the Lenders prior to the First
          Amendment  Effective Date, present fairly in all material respects the
          PRO FORMA  consolidated  financial  position of the  Borrower  and its
          Subsidiaries as of September 30, 2004, and the PRO FORMA  consolidated results of  operations  of the Borrower and its  Subsidiaries  for the twelve-month period ended on September 30, 2004.".

          9. Section  7.05(d) of the Credit  Agreement is hereby  amended by (i)
inserting  the text "(i)"  immediately  after the reference to "(d)" therein and
(ii) inserting the following new clause (ii) at the end of said Section:

               "(ii) The Updated  Projections  delivered  to the  Administrative
          Agent and the  Lenders  prior to the Pain  Acquisition  Date have been prepared in good faith and are based on  reasonable  assumptions,  and there are no  statements  or  conclusions  in the Updated  Projections which are based upon or include  information  known to the Borrower to be  misleading  in any  material  respect  or which  fail to take into account  material  information  known to the  Borrower  regarding  the matters reported  therein.  On the Pain Acquisition Date, the Borrower believes that the Updated  Projections  are reasonable and attainable, it being  recognized by the Lenders,  however,  that projections as to future  events  are not to be  viewed  as facts  and  that the  actual
          results   during  the  period  or  periods   covered  by  the  Updated
          Projections may differ from the projected results and such differences may be material.".

          10.  Section  7.06  of the  Credit  Agreement  is  hereby  amended  by inserting  the text "or the Pain  Acquisition"  immediately  following  the text
"Transaction" in clause (i) thereof.

          11. Section 7.08 of the Credit Agreement is hereby amended by deleting such clause (a) in its entirety and  inserting  the  following new clause (a) in lieu thereof:

               "(a) All  proceeds  of Term  Loans  incurred  (i) on the  Initial
          Borrowing Date, shall be used by the Borrower to finance, in part, the
          Refinancing  and to pay fees and expenses  incurred in connection with the Transaction and (ii) on the Pain  Acquisition  Date, shall be used by the  Borrower to finance the Pain  Acquisition  and to pay fees and expenses incurred in connection therewith.".

          12.  Section  8.16(a) of the  Credit  Agreement  is hereby  amended by deleting clause (viii) of said Section (and the word "and" appearing immediately prior to said clause) and inserting the following text in lieu thereof:

          "(viii)  both  before  and  after  giving  effect  to  such  Permitted
          Acquisition  and  the  payment  of  all  post-closing  purchase  price adjustments required (in the good faith determination of the Borrower)
          in connection with such Permitted Acquisition (and all other Permitted
          Acquisitions for which such purchase price adjustments may be required to be made) and all capital  expenditures (and the financing  thereof)
          reasonably  anticipated by the Borrower to be made by the Borrower and its  Subsidiaries  within  the  180-day  period  (such  period for any
          Permitted   Acquisition,   a  "POST-CLOSING  PERIOD")  following  such
          Permitted Acquisition  (including capital expenditures in the business acquired pursuant to such Permitted  Acquisition and in the businesses
          acquired   pursuant   to  all  other   Permitted   Acquisitions   with
          Post-Closing  Periods  ended  during the  Post-Closing  Period of such
          Permitted Acquisition), the Total Unutilized Revolving Loan Commitment
          shall equal or exceed  $5,000,000;  and (ix) the  Borrower  shall have delivered to the  Administrative  Agent and each Lender a  certificate executed by its chief  financial  officer,  certifying  to the best of
          such  officer's   knowledge,   compliance  with  the  requirements  of
          preceding  clauses (i) through (viii),  inclusive,  and containing the calculations  (in  reasonable  detail)  required by preceding  clauses
          (iii), (iv), (vi), (vii) and (viii).".

          13.  The  Borrower  and  the  Lenders   hereby  agree  that  the  Pain
Acquisition  and  the  Bay  Area   Acquisition  may  be  effected  as  Permitted
Acquisitions  subject to the terms,  conditions and requirements of Section 8.16 of the Credit  Agreement,  except that (I) clause (vi) of Section 8.16(a) of the
Credit Agreement shall be determined  without regard to, and shall not apply to, the Pain  Acquisition  or the Bay  Area  Acquisition,  so long as the  aggregate consideration  paid in  connection  with the Pain  Acquisition  and the Bay Area
Acquisition  (determined  as  provided  in said  clause  (vi))  does not  exceed
$18,000,000  and $6,000,000,  respectively  and (II) in the case of the Bay Area
Acquisition, same may not be consummated after March 31, 2005.

          14.  Section 8 of the Credit  Agreement is hereby amended by inserting the following new Section 8.18:

               "8.18  MORTGAGE  AMENDMENTS.  Within 45 days  following the First
          Amendment  Effective Date (unless  otherwise  agreed by the Collateral
          Agent),  the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the  Collateral  Agent,  (x) fully  executed counterparts  of amendments (the "Mortgage  Amendments"),  in form and substance  satisfactory  to the  Administrative  Agent, to each of the
          Mortgages,  together with evidence  that  counterparts  of each of the
          Mortgage  Amendments have been delivered to the title company insuring the Lien on the  Mortgages  for  recording in all places to the extent necessary  or  desirable,  in the  judgment of the  Collateral  Agent, effectively  to  maintain  a  valid  and  enforceable  first  priority mortgage lien on the Mortgaged  Properties in favor of the  Collateral
          Agent  for  the  benefit  of the  Secured  Creditors  and  (y)  either endorsements  to  the  existing  Mortgage  Policies  or  new  Mortgage
          Policies  assuring the Collateral  Agent that each Mortgage is a valid and  enforceable  first  priority  mortgage  lien  on  the  respective
          Mortgaged  Properties,  free and clear of all defects and encumbrances except Permitted Encumbrances.".

          15.  Section  9.07(a) of the  Credit  Agreement  is hereby  amended by deleting  clause (ii) of said Section and the table  appearing  therein in their entirety and inserting the following text in lieu thereof:

          "(ii)  during any period of the Borrower set forth below (taken as one accounting period), the Borrower and its Subsidiaries may make Capital
          Expenditures,  so long as the  aggregate  amount  of all such  Capital
          Expenditures  does not exceed in any such  period set forth  below the amount set forth opposite such period below:

                     PERIOD                                   AMOUNT
                     Fiscal year ended June 30, 2005          $23,000,000
                     Fiscal year ended June 30, 2006          $20,000,000
                     Fiscal year ended June 30, 2007          $20,400,000
                     July 1, 2007 through August 25, 2008     $21,500,000".

          16.  Section  9.07(b) of the  Credit  Agreement  is hereby  amended by deleting the word  "quarter" in each place such word appears in said Section and inserting the word "period" in lieu thereof.

          17. Section 9.09 of the Credit Agreement is hereby amended by deleting in its entirety the table  appearing in said Section and inserting the following new table in lieu thereof:

          Fiscal Quarter Ending                          Amount
          ---------------------                          ------
          September 30, 2004                          $23,800,000
          December 31, 2004                           $24,800,000
          March 31, 2005                              $25,900,000
          June 30, 2005                               $26,950,000
          September 30, 2005                          $27,950,000
          December 31, 2005                           $28,950,000
          March 31, 2006                              $29,900,000
          June 30, 2006                               $30,800,000
          September 30, 2006                          $32,000,000
          December 31, 2006                           $32,910,000
          March 31, 2007                              $33,810,000
          June 30, 2007 and thereafter                $34,710,000

          18.  Section  9.10 of the Credit  Agreement  is hereby  amended by (i)
deleting  the  periods  appearing  in  the  left  column  of the  table  therein commencing  on  September  30,  2004 and ending on  September  29,  2005 and the related  ratios set forth opposite such periods and (ii) inserting the following text in lieu thereof:

             "September 30, 2004
                    through and including
                    September 29, 2005                 2.00:1.00".

          19.  Section  9.11 of the Credit  Agreement  is hereby  amended by (i)
deleting  the  periods  appearing  in  the  left  column  of the  table  therein commencing on December 31, 2004 and ending on September 29, 2005 and the related ratios set forth  opposite such periods and (ii) inserting the following text in lieu thereof:

             "December 31, 2004
                    through and including
                    September 29, 2005                 3.00:1.00".

          20.  Section  9.12 of the Credit  Agreement  is hereby  amended by (i)
deleting  the text  "September  30, 2003 through and  including  March 31, 2007"
appearing  in the left column of the table  therein  and the  related  ratio set forth opposite such text and (ii) inserting the following text in lieu thereof:

             "September 30, 2004                       1.00:1.00
                    through and including
                    March 31, 2005
             June 30, 2005                             0.90:1.00
             September 30, 2005                        1.00:1.00".
             through and including
             March 31, 2007

          21. Section 9.13 of the Credit Agreement is hereby amended by deleting said  Section in its  entirety  and  inserting  the  following  new text in lieu thereof:

          "9.13 MINIMUM  QUARTERLY  FREE CASH FLOW.  [Intentionally  deleted].".

          22.  Section  9.14 of the Credit  Agreement  is hereby  amended by (i)
inserting the word "or" immediately at the end of clause (v) of said Section and
(ii)  deleting  clauses  (vi) and (vii) of said  Section in their  entirety  and inserting the following text in lieu thereof:

               "(vi) make any  payment on account on the  purchase,  redemption, conversion, exchange, retirement,  acquisition,  defeasance or sinking fund  payment  with  respect  to any  Indebtedness  that is  junior or subordinate to any Indebtedness under the Credit Documents (other than payments of interest on the Senior  Subordinated  Notes in  accordance with the terms of the Senior Subordinated Note Documents).".

          23. Section 9.20 of the Credit Agreement is hereby amended by deleting said Section in its entirety.

          24.  Section 10 of the Credit  Agreement is hereby amended by deleting in its entirety the  parenthetical  "(subject to the  provisions of Section 14)"
appearing in clause (v) in the remedies portion of said Section.

          25. The definition of "Consolidated EBITDA" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following  proviso prior to the period at the end of the first sentence of said definition:

          "; provided that,  notwithstanding  anything to the contrary contained above in this  definition  or clause  (iii) of the  definition  of PRO
          FORMA Basis,  upon the consummation of the Pain Acquisition or the Bay
          Area  Acquisition,  as the  case  may  be,  in the  case  of any  such calculation  of  Consolidated  EBITDA for any period which  includes a fiscal quarter of the Borrower  occurring  prior to (or ending on) the
          Pain  Acquisition Date or the date of the consummation of the Bay Area
          Acquisition,  as the case may be, it is understood and agreed that the portion of "Consolidated  EBITDA"  attributable to the Acquired Entity or Business  acquired pursuant to the Pain Acquisition or the Bay Area
          Acquisition,  as the case may be, for any such fiscal quarter included in  such  period  shall  equal  $1,100,000  (in the  case of the  Pain
          Acquisition) and $275,000 (in the case of the Bay Area Acquisition)".

          26. The  definition  of "Test  Period"  appearing in Section 11 of the
Credit  Agreement  is hereby  amended by deleting  the proviso  appearing in the first  sentence of said  definition  and  inserting the following new proviso in lieu thereof:

          ";  PROVIDED  HOWEVER  that  for  purposes  of  any  determination  of compliance with Section 9.12 at any time on or prior to June 30, 2004, the  period  commencing  on July 1, 2003 and ending on the last day of the fiscal  quarter  of the  Borrower  then last  ended  (taken as one accounting period).".

          27. Section 11 of the Credit  Agreement is hereby  further  amended by
(i) deleting the definitions of "Applicable  Margin",  "B Term Loan Commitment",
"B  Term  Loan  Obligations",  "Document",  "Debt  Subordination",   "Insolvency
Proceedings",   "Lien   Enforcement   Action",   "Lien   Subordination",   "Loan
Obligations", "Purchase Date", "Purchase Notice", "Purchasing Lender", "Required
B Term Loan Lenders",  "Required Senior Lenders",  "Senior  Creditors",  "Senior
Lenders",  "Senior  Loan  Maturity  Date",  "Senior Loan  Obligations",  "Senior
Loans",  "Senior Obligations",  "Triggering Event" and "Triggering Event Notice"
and (ii)  inserting in the  appropriate  alphabetical  order the  following  new definitions:

               "APPLICABLE  MARGIN" in respect of A Term  Loans,  B Term  Loans,
          Revolving  Loans and Swingline Loans for any Margin  Reduction  Period
          shall  mean,  from and  after  any  Start  Date to and  including  the corresponding End Date, the respective  percentage per annum set forth below under the respective  Type and Tranche of Loans and opposite the respective  Level (i.e.,  Level 1, Level 2 or Level 3, as the case may
          be)  indicated to have been achieved on the  applicable  Test Date for such  Start  Date (as shown in the  respective  officer's  certificate delivered pursuant to Section 8.01(f) or the first proviso below):

                                                             Swingline
                                                               Loans
                                  A Term                        and         A Term           B Term
                                  Loans        B Term        Revolving      Loans            Loans               Revolving
           Consolidated        maintained      Loans           Loans      maintained       maintained              Loans
              Total                as        maintained as   maintained       as               as                maintained as
            Leverage           Base Rate      Base Rate     as Base Rate  Eurodollar       Eurodollar             Eurodollar
Level        Ratio              Loans          Loans           Loans        Loans            Loans                  Loans
-----        -----              -----          -----           -----        -----            -----                  -----

   1    Less than 2.50:1.00      2.50%         2.75%          2.50%          3.50%             3.75%                3.50%

        Greater than or
        equal to 2.50:1.00
        but less than
   2    3.00:1.00                2.75%         3.00%          2.75%          3.75%             4.00%                3.75%

        Greater than or
   3    equal to 3.00:1.00       3.00%         3.25%          3.00%          4.00%             4.25%                4.00%

        ; PROVIDED, HOWEVER, that if the Borrower fails to deliver the financial statements  required to be delivered  pursuant to Section 8.01(b) or (c)
        (accompanied  by the  officer's  certificate  required  to be  delivered pursuant to Section  8.01(f) showing the applicable  Consolidated  Total
        Leverage  Ratio on the relevant Test Date) on or prior to the respective date required by such  Sections,  then Level 3 pricing shall apply until such time,  if any, as the  financial  statements  required as set forth above and the  accompanying  officer's  certificate  have been delivered showing the pricing for the respective  Margin  Reduction Period is at a
        Level below Level 3 (it being  understood  that, in the case of any late delivery of the financial  statements  and officer's  certificate  as so required,  any reduction in the Applicable  Margin shall apply only from and after the date of the delivery of the complying financial statements and officer's  certificate);  PROVIDED FURTHER,  that (i) for the period from the First  Amendment  Effective Date to the date of the delivery of the Borrower's financial statements (and related officer's  certificate)
        in respect of its fiscal  quarter  ending  closest to December 31, 2004,
        Level 2 pricing  shall  apply and (ii)  notwithstanding  anything to the contrary set forth above,  Level 3 pricing shall apply at all times when any Default or Event of Default is in existence.

           "A TL  Percentage" shall mean, at any time, a fraction  (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all A Term Loans  outstanding at such time and the denominator of which is equal to the  aggregate  principal  amount of all Term Loans outstanding at such time.

           "B Term Loan   Commitment"  shall  mean, with respect to each Lender,
        the amount set forth  opposite  such  Lender's name in Schedule I (as in effect  on the  Initial  Borrowing  Date  in the  case  of B Term  Loans incurred on such date and as in effect on the Pain  Acquisition  Date in the case of B Term Loans incurred on such date, in either case) directly below the column  entitled "B Term Loan  Commitment," as the same may be terminated pursuant to Sections 3.03 and/or Section 10. (1)

           "B TL  Percentage" shall mean, at any time, a fraction  (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all B Term Loans  outstanding at such time and the denominator of which is equal to the  aggregate  principal  amount of all Term Loans outstanding at such time.

           "Bay Area Acquisition"  shall  mean  the  purchase by the Borrower of those  certain  assets  of  Bay  Area  Equipment  Co.,  Inc.  previously identified by the Borrower to the Administrative Agent.

           "Document"  shall  mean  (i)   the   Credit   Documents,   (ii)   the
        Senior  Subordinated Note Documents and (iii) on and after the execution and delivery  thereof,  for purposes of Sections 7.02, 7.03, 7.04, 7.06,
        7.07 and 7.23, the Pain Acquisition Documents.

           "First  Amendment"  shall mean the First Amendment to this Agreement, dated as of October 1, 2004.

           "First  Amendment  Effective Date" shall have the meaning provided in
        Part V, Section 6 of the First Amendment.

           "Majority  Lenders"  of any Tranche  shall mean those  Non-Defaulting
        Lenders  which would  constitute  the  Required  Lenders  under,  and as defined in, this Agreement if all  outstanding  Obligations of the other
        Tranches under this  Agreement  were repaid in full and all  Commitments with respect thereto were terminated.

           "Mortgage Amendments" shall have the meaning provided in Section 8.18

           "Pain  Acquisition"  shall mean the  acquisition  by the  borrower of certain assets of Pain  Enterprises  pursuant to, and in accordance with the terms of, the Pain Acquisition Agreement.

           "Pain  Acquisition  Agreement" shall mean that certain Asset Purchase
        Agreement,  dated as of October 1, 2004, by and between Pain Enterprises and the Borrower.

           "Pain  Acquisition  Date"  shall  mean  the  date on  which  the Pain
        Acquisition is consummated  and the incurrence of Term Loans pursuant to the First  Amendment  is made,  which date shall be the First  Amendment
        Effective Date.

           "Pain   Acquisition   Documents"  shall  mean  the  Pain  Acquisition
        Agreement and any other  agreements,  instruments and documents  entered into in connection with the Pain Acquisition.

----------

1 B Term Loan Commitment to be increased by $13.0 million by way of Schedule I.

           "Pain  Enterprises"  shall mean Pain  Enterprises,  Inc.,  an Indiana
        Corporation.

           "Post-Closing  Period"  shall have the  meaning  provided  in Section
        8.16(a).

           "Scheduled  B Repayment"  shall have the meaning  provided in Section
        4.02(b).

           "Scheduled  B  Repayment  Date"  shall have the  meaning  provided in
        Section 4.02(b).

           "Scheduled  Repayments"  shall have the  meaning  provided in Section
        4.02(b).

           "Updated  Projections"  shall mean the  projections  prepared  by the
        Borrower  in  connection  with the Pain  Acquisition  and the  financing thereof  and  delivered  to the  Lenders  prior to the  First  Amendment
        Effective Date.

          28. Section  13.04(a) of the Credit Agreement is hereby amended by (i)
deleting the text "(iii)  except during the  continuance  of an Event of Default
(at which time the Collateral  release  provisions  shall instead be governed by the provisions of Section 14.02(a) hereof) or as otherwise expressly provided in the Security  Documents,"  appearing in said Section and  inserting  the text ",
(iii)" in lieu thereof,  (ii)  deleting the text  "Section  13.12 or Section 14"
appearing  in clause  (iv) of the third  proviso of the first  sentence  of said
Section and  inserting the text "or Section  13.12" in lieu  thereof,  and (iii)
deleting  the text  "except  during the  continuance  of an Event of Default (at which  time the  Subsidiaries  Guaranty  release  provisions  shall  instead  be governed by the provisions of Section 14.02(b))" appearing in said Section.

          29. Section  13.04(b) of the Credit Agreement is hereby amended by (i)
deleting the text  "subject to Section  14.01(b),"  appearing in clause (iii) of the second proviso of the first sentence of said Section.

          30.  Section  13.06 of the  Credit  Agreement  is  hereby  amended  by deleting clause (d) of said Section in its entirety.

          31. Section  13.12(a) of the Credit Agreement is hereby amended by (i)
deleting the text "during the  continuance of an Event of Default (as which time the Collateral release provisions shall instead be governed by the provisions of
Section  14.02(a)  hereof) or"  appearing  in clause  (ii) of the first  proviso appearing in said Section,  (ii) deleting the text ", Section  4.02(h),  Section
13.06(d),  this  Section  13.12 or Section 14"  appearing in clause (iii) of the first proviso appearing in said Section and inserting the text "Section 13.06(d)
or Section  13.12" in lieu thereof,  (iii)  deleting the text "except during the continuance  of an Event of  Default  (at which time the  Subsidiaries  Guaranty release  provisions  shall  instead be  governed  by the  provisions  of Section
14.02(b))"  appearing  in clause  (vi) of the first  proviso  appearing  in said
Section  and  (iv)  deleting  clauses  (6),  (7) and (8) of the  second  proviso appearing in said Section and inserting the following text in lieu thereof:

           "(6) except in cases where additional extensions of term loans and/or revolving  loans are being  afforded  substantially  the same  treatment afforded  to the  Term  Loans  and  Revolving  Loans  pursuant  to  this
        Agreement as in effect on the First Amendment  Effective  Date,  without the  consent  of the  Majority  Lenders of each  Tranche  which is being allocated a lesser  prepayment,  repayment or commitment  reduction as a result of the actions described below, alter the required application of any prepayments or repayments (or commitment reduction),  as between the various  Tranches,  pursuant to Section 4.01 or 4.02 (excluding  Section
        4.02(b))  (although the Required Lenders may waive, in whole or in part, any such prepayment,  repayment or commitment reduction,  so long as the application,  as amongst the various  Tranches,  of any such prepayment, repayment or commitment  reduction which is still required to be made is not  altered),  (7) without the consent of the  Majority  Lenders of the respective  Tranche affected  thereby,  amend the definition of Majority
        Lenders (it being  understood  that,  with the  consent of the  Required
        Lenders,  additional extensions of credit pursuant to this Agreement may
        be  included  in  the   determination   of  the   Majority   Lenders  on
        substantially  the same basis as the extensions of Loans and Commitments are included on the First Amendment  Effective Date) and (8) without the consent of the Majority  Lenders of the respective  Tranche,  reduce the amount of or extend the date of, any Scheduled  Repayment  (except that, if additional Loans are made pursuant to a given Tranche,  the Scheduled
        Repayments  of such Tranche may be increased  on a  proportionate  basis without the consent otherwise required by this clause (8).".

          32.  Section 14 is hereby  amended  by  deleting  said  Section in its entirety.

          33.  Schedules I and II to the Credit  Agreement are hereby amended by deleting same in their  entirety and  inserting in lieu thereof  Schedules I and
II, respectively, attached hereto.

          34. In connection with the incurrence of B Term Loans pursuant to this
Amendment,  the  Lenders and the  Borrower  hereby  agree that,  notwithstanding
anything  to  the  contrary   contained  in  the  Credit   Agreement,   (i)  the
Administrative  Agent may take all such  actions as may be  necessary  to ensure that all Lenders with  outstanding B Term Loans  continue to participate in each
Borrowing of  outstanding B Term Loans (after giving effect to the incurrence of
B Term Loans  pursuant  to this  Amendment)  on a PRO RATA basis  (including  by requiring the "breaking" of existing Eurodollar  contracts prior to the last day of the Interest Period  therefor) and (ii) if any existing  Borrowings of B Term
Loans that are maintained as Eurodollar  Loans are affected as a result thereof, any breakage costs of the type described in Section 1.11 of the Credit Agreement incurred by such Lenders in connection therewith shall be for the account of the
Borrower.

          35.  Notwithstanding  anything to the contrary contained in the Credit
Agreement or any other agreement to which the Borrower and/or the Lenders may be a party, the Borrower and the Lenders hereby agree that Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., and Bank of America,
N.A. shall be "Co-Documentation Agents" with respect to the Credit Agreement.

II.  AMENDMENTS TO EXHIBIT M (FORM OF SUBSIDIARIES GUARANTY)

          1.  The  first  paragraph  of  Exhibit  M  to  the  Credit   Agreement
(hereinafter,  "Exhibit M") is hereby amended by deleting the text "August [__],
2003"  appearing in the first  paragraph  thereof and inserting the text "[_____
__, __]" in lieu thereof.

          2. The  definition  of "Lender  Creditors"  appearing  in Section 3 of
Exhibit M is hereby  amended by deleting the text "Senior  Lender  Creditors and the Subordinated  Lender  Creditors"  appearing in said definition and inserting the text "Lenders, each Issuing Lender, the Administrative Agent, the Collateral
Agent and each other Agent" in lieu thereof.

          3. The definition of "Secured Creditors" appearing in Section 3 of the
Exhibit  M is  hereby  amended  by  deleting  the  text  "Senior  Creditors  and
Subordinated  Lender  Creditors"  appearing in said definition and inserting the text "Lender Creditors and the Other Creditors" in lieu thereof.

          4.  Section 3 of Exhibit M is hereby  further  amended by deleting the definitions of "SENIOR  CREDITORS",  "SENIOR  GUARANTEED  OBLIGATIONS",  "SENIOR
LENDER  CREDITORS",  "SUBORDINATED  GUARANTEED  OBLIGATIONS"  and  "SUBORDINATED
LENDER CREDITORS" appearing in said Section.

          5.  Section 10 of Exhibit M is hereby  amended  by  deleting  the text
"(subject to Section 29)" appearing in said Section.

          6. Section 17 of Exhibit M is hereby amended by (i) deleting the first appearance of the text "(i)"  appearing in said Section,  (ii) deleting the text
"and (ii) upon the occurrence and during the continuance of an Event of Default, the Required  Senior  Lenders shall be entitled to release any or all Guarantors from this Guaranty pursuant to Section 23 in the  circumstances  contemplated by
Section  14.02(b)  of the Credit  Agreement"  appearing  in said  Section in its entirety,  (iii)  deleting the text "clause (i) of"  appearing in said  Section,
(iv) deleting the first  appearance of the text "(x)" appearing in said Section,
(v)  deleting  the text ", (y) said clause (i) shall not apply to any release of any Guarantor (or the termination of this Agreement) effected in accordance with clause (ii) of the preceding  proviso and (z) any modification to the provisions of Section 29 shall require the consent of each Secured  Creditor"  appearing in said Section,  and (vi) deleting the last two sentences of said Section in their entirety and inserting the following new sentences in lieu thereof:

          "For the purpose of this  Guaranty,  the term "Class"  shall mean each class of Secured Creditors with outstanding Obligations secured hereby at such time, i.e., whether (x) the Lender Creditors as holders of the
          Credit  Document  Obligations or (y) the Other Creditors as holders of the Other  Obligations.  For the  purpose of this  Guaranty,  the term
          "Requisite  Creditors" of any Class shall mean (x) with respect to the
          Credit Document  Obligations,  the Required  Lenders or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations  outstanding from time to time (as determined by the Administrative Agent in such reasonable manner as is acceptable to it).".

          7. Section 19 of Exhibit M is hereby amended by deleting the text "and the subordination provisions in Section 29 hereof" appearing in said Section.

          8. Section 23 of Exhibit M is hereby  amended by deleting the text "or
14.02(b)" appearing in said Section.

          9. Section 29 of Exhibit M is hereby deleted in its entirety.

III.  AMENDMENTS TO PLEDGE AGREEMENT

          1. The first  paragraph of the Pledge  Agreement is hereby  amended by deleting the text ", (i) on a senior  basis,  the Senior  Creditors  (as defined below),  and (ii) on a junior and fully  subordinated  basis,  the  Subordinated
Lender  Creditors"  appearing  therein  and  inserting  the  text  "the  Secured
Creditors (as defined below)" in lieu thereof.

          2. The third  recital of the  Pledge  Agreement  is hereby  amended by deleting the text "Senior  Creditors  (on a senior  basis) and the  Subordinated
Lender Creditors (on a junior and fully  subordinated  basis)" appearing therein and inserting the text "Secured Creditors" in lieu thereof.

          3. Section 1 of the Pledge Agreement is hereby amended by deleting the text  "Senior  Creditors  (on a  senior  basis),  and  the  Subordinated  Lender
Creditors (on a junior and fully  subordinated  basis),"  appearing  therein and inserting the text "Secured Creditors" in lieu thereof.

          4. The definition of "LENDER CREDITORS"  appearing in Section 2 of the
Pledge Agreement is hereby amended by deleting the text "Senior Lender Creditors and  the  Subordinated  Lender  Creditors"  appearing  in  said  definition  and inserting the text "Lenders,  each Issuing Lender, the Administrative Agent, the
Collateral Agent and each other Agent" in lieu thereof.

          5. The definition of "SECURED CREDITORS" appearing in Section 2 of the
Pledge  Agreement  is hereby  amended by deleting the text "have the meaning set forth in the recitals  hereto"  appearing in said  definition  and inserting the text "mean the Lender Creditors and the Other Creditors" in lieu thereof.

          6.  Section 2 of the Pledge  Agreement  is hereby  further  amended by deleting the definitions of "SENIOR  CREDITORS",  "SENIOR LENDER  CREDITORS" and
"SUBORDINATED LENDER CREDITORS" appearing in said Section.

          7. Section 3.1 of the Pledge  Agreement is hereby  amended by deleting each  appearance  of the text  "Senior  Creditors  (on a senior  basis)  and the
Subordinated  Lender  Creditors  (on a junior  and  fully  subordinated  basis)"
appearing in said Section and  inserting  the text  "Secured  Creditors" in lieu thereof.

          8. Section 3.6 of the Pledge  Agreement is hereby  amended by deleting said  Section  in its  entirety  and  inserting  the  text  "3.6  SUBORDINATION.
[Intentionally deleted]." in lieu thereof.

          9. Section 8 of the Pledge Agreement is hereby amended by deleting the text "Required Senior Lenders"  appearing in said Section and inserting the text
"Required Secured Creditors" in lieu thereof.

          10.  Section 14 of the Pledge  Agreement is hereby amended by deleting the  text ", the  term  "collateral  agents"  shall  be  replaced  with the term
"pledgees", the phrase "10.2 and 10.8" appearing in Section 15(ii) thereof shall be replaced with the phrase "20 and 22", the number "10.2"  appearing in Section
15(iii)  thereof  shall be  replaced  with the number  "22""  appearing  in said
Section  and  inserting  the text  "and the term  "collateral  agents"  shall be replaced with the term "pledgees"" in lieu thereof.

IV.  AMENDMENTS TO SECURITY AGREEMENT

          1. The first paragraph of the Security  Agreement is hereby amended by deleting the text ", (i) on a senior  basis,  the Senior  Creditors  (as defined below),  and (ii) on a junior and fully  subordinated  basis,  the  Subordinated
Lender  Creditors"  appearing  therein  and  inserting  the  text  "the  Secured
Creditors (as defined below)" in lieu thereof.

          2. The third  recital of the Security  Agreement is hereby  amended by deleting the text "Senior  Creditors  (on a senior  basis) and the  Subordinated
Lender Creditors (on a junior and fully  subordinated  basis)" appearing therein and inserting the text "Secured Creditors" in lieu thereof.

          3.  Section  1.1(a) of the  Security  Agreement  is hereby  amended by deleting  the text "(i) the Senior  Creditors  (on a senior  basis) and (ii) the
Subordinated  Lender  Creditors  (on a junior  and  fully  subordinated  basis)"
appearing  therein  and  inserting  the text  "the  Secured  Creditors"  in lieu thereof.

          4.  Section  1.1(a) of the  Security  Agreement  is hereby  amended by deleting the text "(other than Excluded  Proceeds)"  appearing in clause (xxiii)
of said Section.

          5.  Section  1.1(b) of the  Security  Agreement  is hereby  amended by deleting said Section in its entirety and inserting the text "(b) [Intentionally deleted]." in lieu thereof.

          6. Section 1.1(c) of the Security  Agreement is hereby renamed Section
1.1(b).

          7. Section 7.1 of the Security Agreement is hereby amended by deleting the text  "Required  Senior  Lenders"  appearing  therein and inserting the text
"Required Secured Creditors" in lieu thereof.

          8.  Section 7.4 of the  Security  Agreement  is hereby  deleted in its entirety and replaced with the following new Section 7.4:

           "7.4  APPLICATION  OF  PROCEEDS.  (a)  All  moneys  collected  by the
        Collateral  Agent (or, to the extent the Pledge  Agreement  or any other
        Security  Document  requires  proceeds  of  collateral  under such other
        Security  Document to be applied in  accordance  with the  provisions of this  Agreement,  the  Pledgee  or  collateral  agent  under  such other
        Security Document) upon any sale or other disposition of the Collateral, together  with  all  other  moneys  received  by  the  Collateral  Agent hereunder, shall be applied as follows:

           FIRST,  to the payment of all amounts owing the  Collateral  Agent of the type described in clauses  (iii),  (iv) and (v) of the definition of
        "Obligations";

           SECOND, to the extent proceeds remain after the application  pursuant to the preceding  clause (i), to the payment of all amounts owing to the
        Administrative  Agent of the type  described  in clauses (v) and (vi) of the definition of "Obligations";

           THIRD, to the extent  proceeds remain after the application  pursuant to  the  preceding  clauses  (i)  and  (ii),  an  amount  equal  to  the outstanding  Primary  Obligations shall be paid to the Secured Creditors as  provided  in  Section  7.4(e)  hereof,  with each  Secured  Creditor receiving an amount equal to its outstanding  Primary Obligations or, if
        the  proceeds  are   insufficient  to  pay  in  full  all  such  Primary
        Obligations,   its  PRO  RATA  Share  of  the  amount  remaining  to  be
        distributed;

           FOURTH, to the extent proceeds remain after the application  pursuant to the preceding clauses (i) through (iii),  inclusive,  an amount equal to the outstanding  Secondary  Obligations  shall be paid to the Secured
        Creditors  as  provided  in Section  7.4(e)  hereof,  with each  Secured
        Creditor  receiving  an  amount  equal  to  its  outstanding   Secondary
        Obligations or, if the proceeds are insufficient to pay in full all such
        Secondary Obligations,  its PRO RATA Share of the amount remaining to be distributed; and

           FIFTH, to the extent  proceeds remain after the application  pursuant to the preceding clauses (i) through (iv), inclusive,  and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant  Assignor  or to whomever  may be lawfully  entitled to receive such surplus.

           (b) For purposes of this Agreement,  (x) "PRO RATA SHARE" shall mean, when  calculating a Secured  Creditor's  portion of any  distribution or amount,  that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured  Creditor's
        Primary  Obligations or Secondary  Obligations,  as the case may be, and the denominator of which is the then  outstanding  amount of all Primary
        Obligations or Secondary  Obligations,  as the case may be, (y) "PRIMARY
        OBLIGATIONS"  shall  mean  (i)  in  the  case  of  the  Credit  Document
        Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid  Drawings,  the Stated Amount of all  outstanding  Letters of
        Credit and all Fees and (ii) in the case of the Other  Obligations,  all amounts due under each Interest Rate Protection Agreement and each Other
        Hedging   Agreement   entitled  to  the  benefits   hereof  (other  than
        indemnities, fees (including,  without limitation,  attorneys' fees) and similar  obligations and  liabilities)  and (z) "SECONDARY  OBLIGATIONS"
        shall mean all Obligations other than Primary Obligations.

           (c)  When  payments  to  Secured   Creditors  are  based  upon  their
        respective  PRO  RATA  Shares,  the  amounts  received  by such  Secured
        Creditors   hereunder   shall  be  applied   (for   purposes  of  making
        determinations  under this Section 7.4 only) (i) FIRST, to their Primary
        Obligations  and (ii) SECOND,  to their  Secondary  Obligations.  If any
        payment  to  any  Secured   Creditor  of  its  PRO  RATA  Share  of  any
        distribution would result in overpayment to such Secured Creditor,  such excess  amount  shall  instead be  distributed  in respect of the unpaid
        Primary Obligations or Secondary Obligations, as the case may be, of the other  Secured  Creditors,  with each  Secured  Creditor  whose  Primary
        Obligations or Secondary Obligations,  as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid  Primary  Obligations or Secondary  Obligations,  as the case may be, of such Secured Creditor and the  denominator  of  which is the  unpaid  Primary  Obligations  or
        Secondary  Obligations,  as the case may be,  of all  Secured  Creditors entitled to such distribution.

           (d)  Each  of the  Secured  Creditors,  by  their  acceptance  of the benefits  hereof  and  of  the  other  Security  Documents,  agrees  and acknowledges  that if the Lender  Creditors  receive a  distribution  on account  of undrawn  amounts  with  respect to Letters of Credit  issued under the Credit Agreement (which shall only occur after all outstanding
        Revolving Loans under the Credit Agreement and Unpaid Drawings have been paid in full),  such amounts shall be paid to the  Administrative  Agent under the Credit  Agreement  and held by it,  for the equal and  ratable benefit of the Lender  Creditors,  as cash security for the repayment of
        Obligations  owing to the Lender  Creditors as such.  If any amounts are held as cash security  pursuant to the immediately  preceding  sentence, then upon the termination of all outstanding Letters of Credit under the
        Credit Agreement, and after the application of all such cash security to the repayment of all  Obligations  owing to the Lender  Creditors  after giving effect to the termination of all such Letters of Credit, if there remains  any excess  cash,  such  excess  cash shall be  returned by the
        Administrative  Agent  to  the  Collateral  Agent  for  distribution  in accordance with Section 7.4(a) hereof.

           (e) All payments  required to be made hereunder  shall be made (x) if to the Lender Creditors,  to the Administrative Agent for the account of the Lender Creditors and (y) if to the Other Creditors,  to the trustee, paying agent or other similar  representative (each, a "REPRESENTATIVE")
        for the Other  Creditors  or, in the  absence of such a  Representative, directly to the Other Creditors.

           (f) For purposes of applying  payments  received in  accordance  with this Section 7.4,  the  Collateral  Agent shall be entitled to rely upon
        (i) the  Administrative  Agent  and (ii) the  Representative  or, in the
        absence  of  such a  Representative,  upon  the  Other  Creditors  for a determination  (which the Administrative  Agent, each Representative and the Other  Creditors  agree (or shall  agree) to provide upon request of the  Collateral  Agent)  of  the  outstanding  Primary  Obligations  and
        Secondary  Obligations  owed  to  the  Lender  Creditors  or  the  Other
        Creditors,  as the case may be.  Unless it has received  written  notice from a  Lender  Creditor  or an  Other  Creditor  to the  contrary,  the
        Administrative Agent and each Representative,  in furnishing information pursuant to the preceding sentence,  and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding.  Unless it has written notice from an Other Creditor to the contrary,  the Collateral Agent, in acting hereunder,  shall be entitled to assume  that no  Interest  Rate  Protection  Agreements  and no Other
        Hedging Agreements are in existence.

           (g) It is  understood  that the  Assignors  shall remain  jointly and severally  liable to the extent of any deficiency  between the amount of the  proceeds  of  the  Collateral  and  the  aggregate  amount  of  the
        Obligations.".

          9. The definition of "LENDER CREDITORS" appearing in Article IX of the
Security  Agreement  is hereby  amended  by  deleting  the text  "Senior  Lender
Creditors and the Subordinated  Lender  Creditors"  appearing in said definition and inserting the text "Lenders,  each Issuing Lender, the Administrative Agent, the Collateral Agent and each other Agent" in lieu thereof.

          10. Article IX of the Security  Agreement is hereby further amended by
(i) deleting the definitions of "EXCLUDED PROCEEDS,"  "QUATERNARY  OBLIGATIONS",
"REQUIRED  SECURED  CREDITORS",  "SENIOR CREDIT DOCUMENT  OBLIGATIONS",  "SENIOR
CREDITORS",  "SENIOR  LENDER  CREDITORS",  "SENIOR  OBLIGATIONS",  "SUBORDINATED
CREDIT  DOCUMENT  OBLIGATIONS",  "SUBORDINATED  LENDER  CREDITORS" and "TERTIARY
OBLIGATIONS"  appearing in said Section and (ii)  inserting  the  following  new definitions in said Article in appropriate alphabetical order:

           "EXCLUDED  PROCEEDS" means, at any time, all Proceeds (i) received by any Assignor from any sale or other  disposition of Collateral where the respective  Collateral is released pursuant to the provisions of Section
        10.8(b) of this Agreement and (ii) required to be applied as a mandatory repayment of Credit  Document  Obligations  pursuant to the terms of the
        Credit Agreement.

           "REQUIRED  SECURED  CREDITORS"  shall  mean (i) at any time  when any
        Credit Document Obligations are outstanding or any Commitments under the
        Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement,  each of the Lenders) and (ii)
        at any time after all of the Credit Document  Obligations have been paid in full  and all  Commitments  under  the  Credit  Agreement  have  been terminated and no further  Commitments may be provided  thereunder,  the holders of a majority of the Other Obligations.

          11.  Section  10.2 of the  Security  Agreement  is hereby  amended  by deleting the last two sentence of said Section and inserting the following  text in lieu thereof:

          "For the purpose of this  Agreement,  the term "Class" shall mean each class of Secured Creditors with outstanding Obligations secured hereby at such time, i.e., whether (x) the Lender Creditors as holders of the
          Credit  Document  Obligations or (y) the Other Creditors as holders of the Other  Obligations.  For the purpose of this  Agreement,  the term
          "Requisite  Creditors" of any Class shall mean (x) with respect to the
          Credit Document  Obligations,  the Required  Lenders or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations  outstanding from time to time (as determined by the Administrative Agent in such reasonable manner as is acceptable to it).".

          12. Section 11 of Annex O to the Security  Agreement is hereby amended by deleting  the text of said  Section  (other than the heading) in its entirety and inserting the text "[Intentionally deleted.]" in lieu thereof.

          13.  Sections  13(b) and (c) of Annex O to the  Security  Agreement is
hereby deleted in its entirety.

          14. Section 14 of Annex O to the Security  Agreement is hereby amended by deleting  the text of said  Section  (other than the heading) in its entirety and inserting the text "[Intentionally deleted.]" in lieu thereof.

          15. Section 15 of Annex O to the Security  Agreement is hereby amended by deleting  the text of said  Section  (other than the heading) in its entirety and inserting the text "[Intentionally deleted.]" in lieu thereof.

          16. Section 16 of Annex O to the Security  Agreement is hereby amended by deleting  the text of said  Section  (other than the heading) in its entirety and inserting the text "[Intentionally deleted.]" in lieu thereof.

          17. Section 17 of Annex O to the Security  Agreement is hereby amended by deleting the first sentence of said Section in its entirety.

          18. Section 18 of Annex O to the Security  Agreement is hereby amended by deleting  the text of said  Section  (other than the heading) in its entirety and inserting the text "[Intentionally deleted.]" in lieu thereof.

V. MISCELLANEOUS PROVISIONS.

          1. In order to induce the  Lenders to enter into this  Amendment,  the
Borrower hereby represents and warrants that:

           (a) no Default or Event of Default  exists as of the First  Amendment
        Effective Date (as defined  below),  both before and after giving effect to this Amendment; and

           (b) all of the representations and warranties contained in the Credit
        Agreement  and the other  Credit  Documents  are true and correct in all material respects on the First Amendment Effective Date, both before and after giving  effect to this  Amendment,  with the same effect as though such representations and warranties had been made on and as of the First
        Amendment Effective Date (it being understood that any representation or warranty  made as of a specific  date  shall be true and  correct in all material respects as of such specific date).

          2. All parties hereto hereby acknowledge and agree that all extensions of credit  (including all Term Loans and all amounts owing with respect thereto)
pursuant to the Credit  Agreement,  as amended hereby,  shall be entitled to the benefits of the Subsidiaries  Guaranty and all Security  Documents  executed and delivered  pursuant  to the Credit  Agreement,  and to the  benefit of all other
Credit Documents.

          3. This  Amendment is limited as specified and shall not  constitute a modification,  acceptance  or  waiver  of any  other  provision  of  the  Credit
Agreement or any other Credit Document.

          4. This Amendment may be executed in any number of counterparts and by
the  different   parties  hereto  on  separate   counterparts,   each  of  which
counterparts when executed and delivered shall be an original,  but all of which shall  together  constitute  one and the  same  instrument.  A  complete  set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO
SHALL BE  CONSTRUED IN  ACCORDANCE  WITH AND GOVERNED BY THE LAW OF THE STATE OF
NEW YORK.

          6. This  Amendment  shall  become  effective  on the date (the  "FIRST
AMENDMENT  EFFECTIVE  DATE") when the following  conditions have been met to the satisfaction of the Administrative Agent and the Lenders:

           (i) each of the Borrower and each Lender (including each Lender which is providing a B Term Loan Commitment  pursuant to this Amendment) shall have  signed  a  counterpart  hereof  (whether  the  same  or  different counterparts)  and shall have  delivered  (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

           (ii) (v) there shall have been delivered to the Administrative  Agent and  the  Lenders  true  and  correct  copies  of all  Pain  Acquisition
        Documents,  certified as such by an Authorized  Officer of the Borrower, and all terms and conditions of the Pain Acquisition  Documents shall be in form and  substance  reasonably  satisfactory  to the  Administrative
        Agent, (w) all Pain Acquisition  Documents shall have been duly executed and  delivered  by the  parties  thereto  and shall be in full force and effect,  (x) the  representations  and  warranties set forth in the Pain
        Acquisition  Documents  shall  be  true  and  correct  in  all  material respects,  (y) each of the conditions  precedent to the  consummation of the Pain  Acquisition  as set  forth in the Pain  Acquisition  Documents shall  have  been  satisfied  to  the  reasonable  satisfaction  of  the
        Administrative Agent and the Required Lenders or waived with the consent of the Administrative  Agent and the Required Lenders,  and (z) the Pain
        Acquisition   shall  have  been   consummated  in  accordance  with  all
        applicable law, the relevant Pain Acquisition  Documents (without giving effect to any amendment or  modification  thereof or waiver with respect thereto unless consented to by the Agents and the Required  Lenders) and the relevant requirements of the Credit Agreement (as amended hereby);

           (iii) all necessary governmental  (domestic and foreign),  regulatory
        and  material  third  party   approvals  in  connection  with  the  Pain
        Acquisition,  the  transactions  contemplated  by this Amendment and the other Pain  Acquisition  Documents and  otherwise  referred to herein or therein,  shall  have  been  obtained  and  remain  in  effect,  and all applicable  waiting  periods shall have expired without any action being taken by any competent  authority which restrains,  prevents or imposes,
        in  the  judgment  of  the  Administrative  Agent,   materially  adverse

        conditions  upon  the  consummation  of the  Pain  Acquisition  and  the transactions contemplated by this Amendment;

           (iv) there shall not exist any judgment,  order,  injunction or other restraint  issued or filed or a  hearing  seeking  injunctive  relief or other restraint pending or notified  prohibiting or imposing  materially adverse conditions upon, or materially delaying,  or making economically unfeasible, the consummation of the Pain Acquisition or the transactions contemplated by this Amendment;

           (v) the  Administrative  Agent shall have  received  from each Credit
        Party  (including  any  Credit  Party  acquired  pursuant  to  the  Pain
        Acquisition)  certified  copies of resolutions of the Board of Directors or  statements  of  unanimous  written  consent in lieu  thereof of such
        Credit Party with respect to the matters set forth in this Amendment and the transactions  contemplated  herein and such resolutions  shall be in form and substance reasonably satisfactory to the Administrative Agent;

           (vi) all  corporate and legal  proceedings  and all  instruments  and agreements  in connection  with the  transactions  contemplated  by this
        Amendment  and  the  Pain  Acquisition  Documents  shall  be  reasonably satisfactory in form and substance to the Administrative  Agent, and the
        Administrative  Agent shall have received all  information and copies of all documents and papers,  including records of corporate proceedings or
        governmental  approvals,   good  standing  certificates  and  bring-down
        telegrams or facsimiles, if any, which the Administrative Agent may have reasonably requested in connection therewith,  such documents and papers where  appropriate to be certified by proper  corporate or  governmental authorities;

           (viii)  the  Administrative  Agent  shall  have  received  a solvency certificate from the Chief Financial Officer of the Borrower in the form of Exhibit J to the Credit Agreement, except that such certificate shall be dated the First  Amendment  Effective  Date and shall be modified (to the  satisfaction  of the  Administrative  Agent) to  provide  that such
        certificate   is  being   provided  after  giving  effect  to  the  Pain
        Acquisition and the related financing thereof;

           (ix) the  Administrative  Agent  shall  have  received,  and shall be reasonably  satisfied with both the form and substance of, an opinion of
        Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to the Borrower, with respect to the matters contemplated by this Amendment;

           (x) the Borrower shall have paid to the Administrative  Agent and the
        Lenders all costs,  fees and expenses  (including,  without  limitation, legal fees and  expenses)  payable to the  Administrative  Agent and the
        Lenders to the extent then due;

           (xi) the  Administrative  Agent shall have  received true and correct copies of the PRO FORMA financial statements and the Updated Projections referred to in Sections 7.05(a)(iii) and (d)(ii) of the Credit Agreement
        (as  amended  hereby),  all of  which  shall  be in form  and  substance reasonably  satisfactory  to the  Administrative  Agent and the Required
        Lenders;

           (xii) the requisite  holders of the Senior  Subordinated  Notes shall have duly authorized,  executed and delivered an amendment to the Senior
        Subordinated Note Purchase Agreement in form and substance  satisfactory to the Administrative Agent, consenting to, inter alia, the consummation of the Pain  Acquisition and the Bay Area Acquisition and the incurrence of incremental B Term Loans contemplated by this Amendment;

           (xiii) the  Administrative  Agent shall have received a  certificate, dated the First  Amendment  Effective  Date and  signed on behalf of the
        Borrower  by the  President  of the  Borrower,  stating  that all of the conditions in clause (ii),  (iii) and (iv) of this Part V, Section 6 and in  Section  6.01  of the  Credit  Agreement  have  been  satisfied  and otherwise  meeting the requirements of clause (ix) of Section 8.16(a) of the Credit Agreement (as amended hereby); and

           (xiv) the  Administrative  Agent shall have received certified copies of Requests for  Information  or Copies  (Form  UCC-11),  or  equivalent reports,  listing  all  effective  financing  statements  that name Pain
        Enterprises or any of its  Subsidiaries  as debtor and that are filed in the relevant jurisdictions, together with copies of such other financing statements  that name Pain  Enterprises  or any of its  Subsidiaries  as debtors (none of which shall cover the  Collateral  except to the extent evidencing  Permitted Liens or in respect of which the Collateral  Agent shall have received appropriate  termination  statements executed by the secured party thereunder).

Notwithstanding  anything to the contrary  contained  above or elsewhere in this
Amendment,  unless the First Amendment  Effective Date and the Pain  Acquisition
Date occur on or prior to October 31, 2004, the First  Amendment  Effective Date
shall not thereafter  occur and this  Amendment  shall be of no further force or effect.  Unless the  Administrative  Agent has received  actual  notice from any
Lender  that  the  conditions  contained  above  have  not  been  met,  upon the satisfaction  of the condition  described in clause (i) of the second  preceding sentence and upon the Administrative  Agent's good faith  determination that the other  conditions  described above have been met, the First Amendment  Effective
Date  shall  be  deemed  to  have   occurred,   regardless  of  any   subsequent
determination  that  one or more of the  conditions  thereto  had not  been  met
(although the occurrence of the First Amendment Effective Date shall not release the  Borrower  from any  liability  for  failure to  satisfy  one or more of the applicable  conditions  specified above). The Administrative Agent will give the
Borrower and each Lender prompt notice of the occurrence of the First  Amendment
Effective  Date.  The acceptance by the Borrower of the proceeds of the Loans on the Pain  Acquisition  Date shall be deemed to constitute a  representation  and warranty by the Borrower (including, without limitation, for purposes of Section
10.02 of the Credit Agreement) to the effect that all conditions contained above in this Section 6 have been satisfied as of the First Amendment Effective Date.

          7. So long as the First Amendment  Effective Date occurs, the Borrower shall pay to each Lender which has executed a  counterpart  hereof a consent fee equal to 0.25% of the sum of (x) its Revolving  Loan  Commitment as in effect on the First Amendment Effective Date and (y) the aggregate principal amount of its
Term Loans  outstanding  on the First  Amendment  Effective  Date  (exclusive of additional B Term Loans incurred on such date). All fees payable pursuant to the immediately  preceding sentence shall be paid to the Administrative Agent within one Business Day after the First Amendment  Effective Date,  which fees shall be distributed by the  Administrative  Agent to the relevant Lenders in the amounts specified in the immediately preceding sentence.

          8. From and after the First  Amendment  Effective Date, all references in the Credit  Agreement  and each of the other  Credit  Documents to the Credit
Agreement, the Pledge Agreement and the Security Agreement shall be deemed to be references  to the  Credit  Agreement,  the  Pledge  Agreement  or the  Security
Agreement, as the case may be, as modified hereby.

                                      * * *

          IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  their  duly authorized  officers to execute and deliver this  Amendment as of the date first above written.

                             NUCO2 INC.

                             By  /s/ Robert R. Gavin
                               -------------------------------------------------
                                 Title:  Chief Financial Officer
                                 Name:   Robert R. Gavin

                             BNP PARIBAS,
                                 Individually and as Administrative Agent

                             By /s/  M. Finkelman
                               -------------------------------------------------
                                 Title:  Managing Director
                                 Name:   M. Finkelman

                             By /s/ Cecile Scherer
                               -------------------------------------------------
                                 Title:  Director Merchant Banking Group
                                 Name:  Cecile Scherer

                             BNP PARIBAS SECURITIES CORP.

                             By  /s/ M. Finkelman
                               -------------------------------------------------
                                 Title:  Managing Director
                                 Name:   M. Finkelman

                                            THE ROYAL BANK OF SCOTLAND PLC

                                            By /s/  Una M. Corr
                                              ----------------------------------
                                              Title:  Vice President
                                              Name:   Una M. Corr

                                            MERRILL LYNCH CAPITAL,
                                            a division of MERRILL LYNCH
                                            BUSINESS FINANCIAL SERVICES,
                                            INC.

                                            By /s/ Anthony DiChiara
                                              ----------------------------------
                                              Title: Vice President
                                              Name:  Anthony DiChiara

                                            BANK OF AMERICA, N.A.

                                            By /s/ Sharon L. Teehan
                                              ----------------------------------
                                              Title:  Vice President
                                              Name:  Sharon L. Teehan

                                                                                                                                                                Annex II
                                                                                                                                                                  Page 2

                                                                                                                                                              SCHEDULE I

                                                  A                         B                     Revolving
               Lender                         Term Loan                 Term Loan                   Loan
               ------                        Commitment                Commitment                 Commitment
                                             ----------                ----------                 ----------

BNP Paribas                                 10,000,000.00              $4,280,000.00            $3,333,333.34
Bank of America, N.A.                       $7,500,000.00              $2,930,000.00            $2,500,000.00
Merrill Lynch Capital, a division of        $6,250,000.00              $2,000,000.00            $2,083,333.33
Merrill Lynch Business Financial
Services Inc.
The Royal Bank of Scotland plc              $6,250,000.00              $3,790,000.00            $2,083,333.33

                               TOTAL:       $30,000,000.00             $13,000,000.00           $10,000,000.00